SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND, INC.
FRANKLIN CALIFORNIA TAX-FREE TRUST
FRANKLIN CAPITAL GROWTH FUND
FRANKLIN CUSTODIAN FUNDS, INC.
FRANKLIN GLOBAL TRUST
FRANKLIN GOLD AND PRECIOUS METALS FUND
FRANKLIN HIGH INCOME TRUST
FRANKLIN INVESTORS SECURITIES TRUST
FRANKLIN MANAGED TRUST
FRANKLIN MUNICIPAL SECURITIES TRUST
FRANKLIN MUTUAL SERIES FUND INC.
FRANKLIN NEW YORK TAX-FREE INCOME FUND
FRANKLIN NEW YORK TAX-FREE TRUST
FRANKLIN REAL ESTATE SECURITIES TRUST
FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
FRANKLIN STRATEGIC SERIES
FRANKLIN TAX-FREE TRUST	FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
FRANKLIN TEMPLETON GLOBAL TRUST
FRANKLIN TEMPLETON INTERNATIONAL TRUST
FRANKLIN TEMPLETON MONEY FUND TRUST
FRANKLIN VALUE INVESTORS TRUST
INSTITUTIONAL FIDUCIARY TRUST
THE MONEY MARKET PORTFOLIOS
TEMPLETON CHINA WORLD FUND
TEMPLETON DEVELOPING MARKETS TRUST
TEMPLETON FUNDS, INC.
TEMPLETON GLOBAL SMALLER COMPANIES FUND
TEMPLETON INCOME TRUST
TEMPLETON INSTITUTIONAL FUNDS, INC.
FRANKLIN FEDERAL TAX-FREE INCOME FUND
FRANKLIN MONEY FUND
FRANKLIN TAX-EXEMPT MONEY FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary proxy materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

FRANKLIN TEMPLETON INVESTMENTS SOLICITATION SCRIPT

Greeting (Beginning of Campaign):
Hello, is Mr./Ms. _________ available please?

Hi Mr./Ms. ______ , my name is ______ and I am calling on behalf of Franklin Templeton Investments on a recorded line. Recently you were mailed proxy materials for the upcoming special meeting of Shareholders. Have you received this material?

Greeting (Mid Campaign/Reminder Mailing)
Hello, is Mr./Ms. _________ available please?

Hi Mr./Ms. ______ , my name is _____ and I am calling on behalf of Franklin Templeton Investments on a recorded line about the upcoming shareholder meeting and to ask for your vote on proposals that affect the funds that you own. May I quickly secure your vote now over the phone?

Note: (It may help to mention the following) You should have recently received a letter from Franklin Templeton Investments reminding you that your shares remain unvoted.

Greeting: (Near End of Campaign)
Hello, is Mr./Ms. _________ available please?

Hi Mr./Ms. _____ , my name is ______ and I am calling on behalf of Franklin Templeton Investments on a recorded line. Our records show that you have not yet voted on the important proposals affecting your fund. May I quickly secure your vote now over the phone?

Note: (Another mailing may have been sent. If one has, it may help to mention the following). You should have recently received a letter from Franklin Templeton Investments reminding you that your shares remain unvoted.

If Received:

Your Board Members are asking you to consider the proposal(s) that they have studied carefully and they recommend that you vote in favor of the proposal(s). For your convenience, may I take your vote over the phone?

IF YES:
The process will only take a few moments.

Again, my name is ______, a proxy voting specialist on behalf of Franklin Templeton Investments.
Today’s date is _____ and the time is E.T.

Would you please state your full name and full mailing address?

Are you authorized to vote all shares?
(If Yes, proceed with voting process)
(If no, identify with shareholder which accounts s/he is authorized to vote and proceed with voting process)

The Board of Directors has unanimously approved the proposal as set forth in the material you received and recommends a favorable vote for this proposal. Do you wish to support the Board’s recommendation for each of your accounts?

(Record all voted as shareholder requests)
For Favorable Vote:

Mr./Ms. ____I have recorded your vote as follows, for all of your Franklin Templeton Investments accounts you are voting the Board’s recommendation in favor of the proposal as set forth in the proxy materials you received.

For Non-Favorable Vote:
Mr./Ms. _____ I have recorded your vote as follows, for all of your Franklin Templeton Investments accounts you are voting against the proposal as set forth in the proxy materials you received.

For Abstentions:
Mr./Ms.____ I have recorded your vote as follows, for all of your Franklin Templeton Investments accounts you are abstaining on the proposal as set forth in the proxy materials you received.

You will receive a written confirmation of your vote. If you wish to make any changes you may contact us by calling 877-777-3418. Thank you very much for your participation and have a great day/evening.

If Unsure of voting:

Would you like me to review the proposal(s) with you? (Answer all the shareholders questions and ask them if you can secure their vote over the phone. If they agree, return to authorized voting section)

If Not Received:
I can resend the materials to you. Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive these materials shortly and the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at the toll free number listed in the material.

If Shares were sold after (record date)

I understand Mr./Ms. __________ , however you were a shareholder on the record date and therefore you are still entitled to vote your shares. Would you have any objections casting your vote along with the recommendations of your Board?

If Not Interested:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

ANSWERING MACHINE MESSAGE:

BEGINNING OF SOLICITATION WINDOW

Hello, my name is ____________________ and I am a proxy voting specialist for Franklin Templeton Investments. You should have received proxy material in the mail concerning the Special meeting of Shareholders to be held on March 21, 2007.

Your participation is very important. To vote over the telephone, call toll-free at 1-877-777-3418 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9:00 AM to 9:00 PM and Saturday 10:00AM to 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders.
Thank you for your prompt attention to this matter.

AFTER REMINDER MAILING

Hello, my name is ____________________ and I am a proxy voting specialist for Franklin Templeton Investments. You should have received a letter concerning your unvoted shares for the Special meeting of Shareholders to be held on March 21, 2007.

Your participation is very important. To vote over the telephone, call toll-free at 1-877-777-3418 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9:00 AM to PM and Saturday 10:00 AM to 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders.
Thank you for your prompt attention to this matter.

NEAR END OF SOLICITATION WINDOW

Hello, my name is ____________________ and I am a proxy voting specialist for the Franklin Templeton Investments. The Special meeting of Shareholders is to be held on March 21, 2007 and our records show that you have not yet taken the opportunity to vote your shares.

Your participation is very important. To vote over the telephone, call toll-free at 1-877-777-3418 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9:00 AM to 9:00 PM and Saturday 10:00AM to 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders.
Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING

Thank you for calling the Franklin Templeton Investments proxy service center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:00 AM to 9:00 PM and Saturday 10:00 AM to 6:00 PM Eastern Time. Thank you and have a nice day.

INBOUND - CALL IN QUEUE MESSAGE

Thank you for calling the Franklin Templeton Investments proxy service center.

Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE

"Thank you for calling the Franklin Templeton Investments proxy service center. The Shareholder meeting scheduled for March 21, 2007 was held successfully and all proposal(s) were passed favorably. As a result, this toll free number is no longer in service for proxy related shareholder calls. If you have questions about your account at Franklin Templeton Investments, please contact your Financial Advisor or call Franklin Templeton Investments at 1-800-632-2301. Thank you for investing with Franklin Templeton Investments."

HOLD MESSAGE

      Shareholders of Franklin Templeton Funds recently received a proxy solicitation, which includes several important proposals concerning the Funds. Shareholders are strongly encouraged to vote by mail, by telephone, or by website - prior to the shareholder meeting on March 21, 2007. Please refer to the proxy statement for more detailed voting instructions. If you have questions or are unable to locate your proxy statement, please contact the proxy solicitor, ADP, toll free at 877-777-3418. Thank you for choosing Franklin Templeton Investments.